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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported): Commission File Number:
    -----------------------------------------------             ------------
    August 18, 2000                                                1 - 12994

                             THE MILLS CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

                Delaware                              52-1802283
                --------                              ----------
      (State or other jurisdiction                 (I.R.S. Employer
    of incorporation or organization)             Identification No.)


          1300 Wilson Boulevard, Suite 400, Arlington, Virginia 22209
      --------------------------------------------------------------------
              (Address of principal executive offices - zip code)

                                (703) 526-5000
                                --------------
             (Registrant's telephone number, including area code)
            Securities registered pursuant to Section 12(b) of the Act:

                  (former name or former address, if changed since last report)
                                  Not Applicable


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
                             THE MILLS CORPORATION
                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

        As reported in the report Form 10-Q filed with the Securities and Exchange Commission on August 14, 2000, affiliates of the Mills Corporation (the "Company") disposed of their interests on August 3, 2000 in Gwinnett Marketfair in Duluth, Georgia; Mount Prospect Plaza in Mount Prospect, Illinois; Western Hills Plaza in Cincinnati, Ohio; West Falls Church in Falls Church, Virginia; Butterfield Plaza in Downers Grove, Illinois; Coopers Plaza in Voorhees, New Jersey; Crosswinds Center in St. Petersburg, Florida; Fashion Place in Columbia, South Carolina; Germantown Commons in Germantown, Maryland; and Montgomery Village in Gaithersburg, Maryland(collectively the "Disposed Properties") for an aggregate sale price of $142.0 million. The aggregate sale price was determined through arms-length negotiations and was a function of projected revenues and expenses and other factors including tenant base. The Disposed Properties were sold by the Company to Kejack, Inc., an unrelated third party. The Company netted $25.5 million in proceeds and the buyer assumed $111.0 million of existing debt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      The following unaudited, pro forma financial information and exhibits are filed as part of this report:

      A.    Unaudited proforma financial information required pursuant to
            Article 11 of Regulation S-X:

            (1)   Pro Forma Consolidated Balance Sheet--
                    June 30, 2000

                  Pro Forma Consolidated Statement of Operations--
                    Year ended December 31, 1999

                  Pro Forma Consolidated Statement of Operations--
                    Six months ended June 30, 2000

        The unaudited pro forma consolidated balance sheet as of June 30, 2000 is based on the unaudited historical financial statements of the Disposed Properties and the Company after giving effect to the dispositions as described in Item 2 as if the sale had been consummated as of June 30, 2000.

        The unaudited pro forma consolidated statement of operations for the year ended December 31, 1999 is based, in part, on the unaudited historical statements of income before extraordinary items of the Disposed Properties after giving effect to the dispositions as described in Item 2 as if the sale had been consummated on January 1, 1999.

        The unaudited pro forma consolidated statement of operations for the six months ended June 30, 2000 is based, in part, on the unaudited historical statements of income before extraordinary items of the Disposed Properties after giving effect to the dispositions as described in Item 2 as if the sale had been consummated on January 1, 2000.

        The unaudited pro forma financial statements have been prepared by the Company based upon the statements of income before extraordinary items of the Disposed Properties. These unaudited pro forma financial statements may not be indicative of the results that actually would have occurred if the transactions had been in effect on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the financial statements of the Company including its Annual Report on Form 10-K for the year ended December 31, 1999 and the unaudited financial statements of the Company on Form 10-Q for the six months ended June 30, 2000.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 18, 2000                         THE MILLS CORPORATION



                                          By: /s/ Kenneth R. Parent
                                              ---------------------
                                          Kenneth R. Parent

                                          Executive Vice President, Finance
                                          And Chief Financial Officer
                                          (Principal Financial
                                          and Accounting Officer)

                             THE MILLS CORPORATION
                          CONSOLIDATED BALANCE SHEET
                                (In thousands)
                                June 30, 2000


                                                                  THE MILLS    DISPOSED            PRO-FORMA
                                                                 CORPORATION  PROPERTIES        CONSOLIDATED
                                                                 --------------------------------------------
ASSETS
Income producing property:
     Land and land improvements                                   $   171,127  $  (33,612)        $  137,515
     Building and improvements                                        736,718    (110,752)           625,966
     Furniture, fixtures and equipment                                 42,595         (67)            42,528
     Less: accumulated depreciation and amortization                (252,900)       42,884         (210,016)
                                                                 --------------------------------------------
Total income producing property                                       697,540    (101,547)           595,993

Land held for investment and/or sale                                    9,879                          9,879
Real estate development in progress                                    49,113         (99)            49,014
Investment in unconsolidated joint venture                            221,479                        221,479
                                                                 --------------------------------------------
Total real estate and development assets                              978,011    (101,646)           876,365

Cash and cash equivalents                                               1,471       25,895   [A]      27,366
Restricted cash                                                        14,276      (1,667)            12,609
Accounts receivable, net                                               30,726     (15,486)            15,240
Notes receivable                                                        8,659         (20)             8,639
Deferred costs, net                                                    49,527      (9,224)            40,303
Other assets                                                            5,886         (49)             5,837
                                                                 --------------------------------------------


TOTAL ASSETS                                                      $ 1,088,556  $ (102,197)        $  986,359
                                                                 ============================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgages, notes and loans payable                                    944,540    (111,197)           833,343
Accounts payable and other liabilities                                 66,579      (3,141)            63,438
                                                                 --------------------------------------------
Total liabilities                                                   1,011,119    (114,338)           896,781

Minority interests                                                     31,269                         31,269

STOCKHOLDERS' EQUITY
     Common stock $.01 par value, authorized 100,000,000                  232                            232
     shares, issued and outstanding 23,368,589 and
     23,192,041 shares in 2000 and 1999, respectively
Additional paid-in capital                                            443,994                        443,994
Accumulated deficit                                                 (394,332)       12,141         (382,191)
Unamortized restricted stock award                                    (3,726)                        (3,726)
                                                                 --------------------------------------------
Total stockholders' equity                                             46,168       12,141            58,309
                                                                 --------------------------------------------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                        $ 1,088,556  $ (102,197)        $  986,359
                                                                 ============================================

    [A] Includes proceeds of $25.5 million from sale of Disposed Properties.

                              THE MILLS CORPORATION
                        CONSOLIDATED STATEMENT OF INCOME
                           BEFORE EXTRAORDINARY ITEMS
                       (In thousands, except per share data)
                                December 31, 1999


                                                                   THE MILLS    DISPOSED     PRO-FORMA
                                                                  CORPORATION  PROPERTIES  CONSOLIDATED
                                                                  ---------------------------------------
REVENUES:
     Minimum rent                                                   $  104,407  $ (15,800)    $   88,607
     Percentage rent                                                     3,677        (91)         3,586
     Recoveries from tenants                                            51,680     (4,980)        46,700
     Other property revenue                                              8,778       (460)         8,318
     Management fee income                                               4,891                     4,891
     Other fee income                                                    8,647                     8,647
     Interest income                                                     2,605                     2,605
                                                                  ---------------------------------------
                                                                       184,685    (21,331)       163,354
EXPENSES:
     Recoverable from tenants                                           44,464     (5,965)        38,499
     Other operating                                                     6,184       (799)         5,385
     General and administrative                                         12,416                    12,416
     Interest expense                                                   46,808     (8,105)        38,703
     Depreciation and amortization                                      36,669     (4,544)        32,125
                                                                  ---------------------------------------
                                                                       146,541    (19,413)       127,128

Other income/(expense)                                                 (1,828)                   (1,828)
Equity in earnings of unconsolidated joint ventures                     12,287                    12,287
                                                                  ---------------------------------------

Income before extraordinary item and minority interests                 48,603     (1,918)        46,685
Minority interests                                                    (19,740)                  (19,740)
                                                                  ---------------------------------------

 Income before extraordinary item and after minority interest       $   28,863  $  (1,918)    $   26,945
                                                                  =======================================

PER SHARE INFORMATION:

Income before extraordinary item - basic                            $     1.25  $   (0.04)    $     1.21
                                                                  =======================================

Income before extraordinary item - diluted                          $     1.24  $   (0.04)    $     1.20
                                                                  =======================================

                             THE MILLS CORPORATION
                       CONSOLIDATED STATEMENT OF INCOME
                           BEFORE EXTRAORDINARY ITEMS
                     (In thousands, except per share data)
                        Six months ended June 30, 2000


                                                                                   THE MILLS    DISPOSED     PRO-FORMA
                                                                                  CORPORATION  PROPERTIES  CONSOLIDATED
                                                                                  ---------------------------------------
REVENUES:
     Minimum rent                                                                   $   51,922   $ (7,809)    $   44,113
     Percentage rent                                                                       637        (93)           544
     Recoveries from tenants                                                            26,528     (2,540)        23,988
     Other property revenue                                                              4,500       (438)         4,062
     Management fee income                                                               3,614                     3,614
     Other fee income                                                                    4,912                     4,912
     Interest income                                                                     1,312                     1,312
                                                                                  ---------------------------------------
                                                                                        93,425    (10,880)        82,545
EXPENSES:
     Recoverable from tenants                                                           22,648     (2,465)        20,183
     Other operating                                                                     2,359       (426)         1,933
     General and administrative                                                          7,135                     7,135
     Interest expense                                                                   27,263     (4,111)        23,152
     Depreciation and amortization                                                      19,233     (2,229)        17,004
                                                                                  ---------------------------------------
                                                                                        78,638     (9,231)        69,407

Other income/(expense)                                                                   (700)                     (700)
Equity in earnings of unconsolidated joint ventures                                      4,189                     4,189
                                                                                   ---------------------------------------
Income before extraordinary item and minority interests                                 18,276     (1,649)        16,627

Minority interests                                                                     (7,395)                   (7,395)
                                                                                  ---------------------------------------

 Income before extraordinary item and after minority interests                      $   10,881   $ (1,649)    $    9,232
                                                                                  =======================================

PER SHARE INFORMATION:

Income before extraordinary item - basic                                            $     0.47   $  (0.07)    $     0.40
                                                                                  =======================================

Income before extraordinary item - diluted                                          $     0.47   $  (0.07)    $     0.40
                                                                                  =======================================